PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)

Filed by the Registrant [x]
Filed by a Party other than the Registrant
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

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

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 12, 2002

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the shareholders (the "Shareholders") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 2:00 p.m., local time, on December 12, 2002, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas V. Geimer, David C. Wilhelm and A. Alexander Arnold III.

     2. To approve certain amendments to the Company's 1996 Non-Qualified Stock Option Plan.

     3. To approve certain amendments to the Company's 1996 Incentive Stock Option Plan.

     4. To ratify the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2003.

     5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on October 31, 2002, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting in person.

                                         By Order of the Board of Directors


                                         /s/ Thomas V. Geimer
                                         --------------------
                                         Thomas V. Geimer, Chairman of the Board
November  6, 2002
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                     303 East Seventeenth Avenue, Suite 108
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                             Dated November 6, 2002

                         ANNUAL MEETING OF SHAREHOLDERS
                     FOR THE FISCAL YEAR ENDED JULY 31, 2002
                         TO BE HELD ON DECEMBER 12, 2002

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders for the fiscal year ended July 31, 2002, to be held at 2:00 p.m., local time, on December 12, 2002, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about November 8, 2002.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on October 31, 2002 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Annual Meeting or any and all adjournments thereof. As of the Record Date, there were 9,411,210 shares of Common Stock issued and outstanding with 1,129,110 shares held in a Rabbi Trust by the Company for the benefit of Thomas V. Geimer. As a result, there are 8,282,100 shares entitled to vote at the Company's Annual Meeting. There was no other class of voting securities outstanding as of the Record Date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Annual Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to (i) elect each of the three nominees for directors of the Company, (ii) approve the amendments to the 1996 Non-Qualified Stock Option Plan, (iii) approve the amendments to the 1996 Incentive Stock Option Plan, and (iv) ratify the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2003.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the election of the three nominees for directors of the Company, "FOR" the approval of the amendments to the 1996 Non-Qualified Stock Plan, "FOR" the approval of the amendments to the 1996 Incentive Stock Option Plan, and "FOR" the ratification of the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2003, and as recommended by the Board of Directors with regard to any other matters or, if no such recommendation is given, in their own discretion. The Company's executive officers, directors and key employees have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 12.48% as of October 15, 2002, of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Annual Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Annual Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Representatives from Anton Collins Mitchell LLP are expected to attend the Annual Meeting. As a result, the Company anticipates that a representative from of Anton Collins Mitchell LLP will be available to make a statement or respond to any questions at the Annual Meeting.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of October 15, 2002 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group. On October 15, 2002, the Company had 9,411,210 shares of its Common Stock issued and outstanding. This calculation includes the 1,129,110 shares which are held by the Rabbi Trust for the benefit of Thomas V. Geimer that are treated as outstanding in the calculation of beneficial ownership but are not included in Mr. Geimer's total as set forth below in footnote 1, and have not been included in the calculation of the shares entitled to vote. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

     Name and Address                            Shares Beneficially Owned
     of Beneficial Owner                         -------------------------
     -------------------                         Number            Percent
                                                 ------            -------

     Thomas V. Geimer (1)                         348,300            3.58
     303 East 17th Avenue, Suite 108
     Denver, Colorado 80203

     Harry J. Fleury (2), (3)                     233,750            2.44
     303 East 17th Avenue, Suite 108
     Denver, Colorado 80203

     A. Alexander Arnold III (4)                  938,000            9.88
     845 Third Ave., 6th Flr
     New York, NY 10021

     David C. Wilhelm (5)                         244,725            2.58
     333 Logan St., Suite 100
     Denver, CO 80203

     Executive Officers and Directors           1,764,775           17.64
     as a Group (4 persons)

     DDx, Inc.                                  1,813,793           19.27
     7000 Broadway, Suite 3-305
     Denver, CO  80221

--------------------
(1) Does not include 1,129,110 shares, which were purchased by Mr. Geimer upon exercise of warrants and options. Mr. Geimer exercised these options and warrants on October 14, 1997, and simultaneously contributed the shares acquired to a Rabbi Trust. For further information, see Note 6 to Financial Statements included in the Form 10-KSB for the fiscal year ended July 31, 2002, which has been filed with the SEC and which has been sent to all the shareholders along with this proxy statement. Calculation also includes 300,000 shares, which may be purchased by Mr. Geimer upon exercise of options.
(2) Includes 140,000 shares, which may be purchased by Mr. Fleury upon exercise of options.
(3) Does not include options to purchase 10,000 shares which are currently not exercisable but which will vest upon the passage of time.
(4) Includes 800,000 shares held by four trusts. Mr. Arnold merely serves as trustee for each of those trusts, but is not a beneficiary of and has no pecuniary interest in any of those trusts. Also includes 63,000 shares held in investment advisory accounts for which Mr. Arnold serves as the investment advisor. Also includes 75,000 shares, which may be purchased by Mr. Arnold upon exercise of options.
(5) Includes 162,225 shares held by the Jean C. Wilhelm Trust, of which Mr. Wilhelm and his children are the lifetime beneficiaries, and 1,000 shares held by the David C. Wilhelm Living Trust, of which Mr. Wilhelm is the beneficiary, 6,500 shares held by the Jean Jackson Emery Living Trust, of which Jean Emery is the beneficiary, who is the wife of Mr. Wilhelm, and 75,000 shares which may be purchased by Mr. Wilhelm upon exercise of options.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors currently consists of three members, each of whom is proposed for re-election at the Annual Meeting.

     The Board of Directors maintains a Compensation Committee and an Audit Committee. The Compensation Committee is comprised of Messrs. Arnold and Wilhelm, the Company's independent, non-management directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans. The Audit Committee is comprised of Messrs. Arnold and Wilhelm. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Compensation Committee did not hold any meetings during the last fiscal year. The Audit Committee held four meetings during the last fiscal year.

     The Audit Committee has also discussed with Anton Collins Mitchell LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Anton Collins Mitchell LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Anton Collins Mitchell LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2002 filed with the Securities and Exchange Commission.

     As noted above, the members of the Audit Committee are David C. Wilhelm and
A. Alexander Arnold III, both of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable and as may be modified or supplemented.

     Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee, a copy of which has been furnished in previous public filings of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services in all capacities to the Company in the two fiscal years ended July 31, 2002, of Thomas V. Geimer and Harry J. Fleury, who are the Company's most highly compensated executive officers.

                                                                      Long Term
                             Annual Compensation                    Compensation
                             -------------------                    ------------
                                                          Other      Securities
Name and                Fiscal                            Annual     Underlying
Principal Position       Year    Salary       Other    Compensation    Options
------------------       ----    ------       -----    ------------    -------

Thomas V.  Geimer        2002   $100,000   $ 75,000(1)  $125,000(5)  200,000(2)
Chief Executive Officer  2001   $100,507   $ 75,000(1)      --       100,000(2)
and Chief Financial
Officer

Harry J. Fleury          2002   $ 75,000   $  5,678(3)  $ 35,000(5)   10,000(4)
President                2001   $ 75,507   $ 11,067(3)      --        10,000(4)

-------------------
(1) Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during each of the fiscal years ended July 31, 2001 and 2002
(2) Includes 100,000 options previously granted to Mr. Geimer and the replacement of 200,000 options that were previously granted to Mr. Geimer, which were canceled pursuant to a stock option exchange agreement. See "Stock Option Exchange."
(3) Includes sales commissions earned by Mr. Fleury on revenues from certain sales.
(4) Represents stock options to purchase 10,000 shares at an exercise price of $2.50 per share. On October 19, 1998, Mr. Fleury was granted 50,000 options to purchase our Common Stock, 40,000 of which had vested as of July 31, 2002 and 10,000 of which will vest on July 31, 2003, if he is still employed.
(5) The Company reimbursed Messrs. Geimer and Fleury on an after tax basis for civil penalties paid by them in connection with the settlement of the SEC matter. (See "Item 2 - Legal Proceedings" and "Item 12 - Certain Relationships and Related Transactions.")

     Option Values. The following table provides certain information concerning the fiscal year end value of unexercised options held by Mr. Geimer and Mr. Fleury.

                    Aggregated Option Exercises in 2002 Fiscal Year
                           and Fiscal Year End Option Values

                  Shares                   Number of Unexercised    Value of Unexercised
                  Acquired on   Value      Options at Fiscal Year   In-the-Money Options
Name              Exercise      Realized   End                      Fiscal Year End(1)
----              --------      --------   ----------------------   ------------------
                                           Exer-         Unexer-    Exer-       Unexer-
                                           cisable       cisable    cisable     cisable
                                           -------       -------    -------     -------
Thomas V.  Geimer     0            0       300,000            0     $     0        0

Harry J. Fleury       0            0       140,000       10,000     $39,000        0

-------------------------------

(1) Value calculated by determining the difference between the closing sales price on July 31, 2002, of $.75 per share and the exercise price of the options. Fair market value was not discounted for restricted nature of any stock purchased on exercise of these options.

Employment Agreements

     We have an employment agreement with our Chairman, Mr. Thomas V. Geimer. The employment agreement expires on November 30, 2003; however, it is automatically renewable on an annual basis for additional one-year increments. Mr. Geimer's employment agreement provides for a yearly salary of $100,000 per year with an additional $75,000 of deferred compensation each year. Mr. Geimer's agreement also contains provisions under which we will be obligated to pay Mr. Geimer five times his annual salary and deferred compensation in the amount of $50,000 (i.e., an aggregate of $750,000) if a change of control as defined in the agreement occurs.

Compensation Pursuant to Plans

Employee Retirement Plan. During fiscal year 1996, we established a SARSEP-IRA employee pension plan that covers substantially all full-time employees. Under the plan, employees have the option to contribute up to the lesser of 15% of their compensation or $10,500. We may make discretionary contributions to the plan based on recommendations from the Board of Directors. We made no contribution for the fiscal years ended July 31, 2001 or 2002.

Deferred Compensation Plan. In January 1996, we established a deferred compensation plan for our employees. We may make discretionary contributions to the plan based upon recommendations from the Board of Directors. For each of the fiscal years ended July 31, 2001 and 2002, we contributed $75,000 to the plan. The $75,000 contribution for the fiscal year ended July 31, 2002 was made on August 27, 2002.

Options. We currently have outstanding an aggregate of 106,500 options issued to employees of the Company pursuant to our 1987 non-qualified stock option plan (the "1987 Plan"). The 106,500 options are exercisable at a price of $0.36 per share. During the 1994 fiscal year the Board of Directors adopted a resolution providing that for so long as a recipient of an option grant remains in the employ of the Company, the options held will not expire and if the recipient's employment is terminated, the holder will have up to 90 days after termination to exercise any vested but previously unexercised options. In 1997, the Board of Directors passed a further resolution clarifying that upon the death of an optionee, an unexercised option will remain exercisable for a period of one year by, and only by, the person to whom the optionee's rights have passed by will or by the laws of descent and distribution. All options previously granted are administered by our Board of Directors. The options provide for adjustment of the number of shares issuable in the case of stock dividends or stock splits or combinations and adjustments in the case of recapitalization, merger or sale of assets.

     On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's Common Stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust, we will hold the shares in trust and carry the shares as held for employee benefit by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise. See Note 6 to the Financial Statement for further information.

1996 Stock Option Plans

     At a special meeting of shareholders held November 8, 1996, the shareholders of the Company approved an incentive stock option plan and a non-qualified stock option plan. For a complete description of our 1996 Non-Qualified Stock Option Plan and 1996 Incentive Stock Option Plan, please see Proposals 2 and 3 respectively, below.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, we established a deferred compensation plan for our employees. We may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 2002, the Board of Directors had authorized deferred compensation totaling $525,000 since fiscal year 1996 of which Mr. Geimer was totally vested and $450,000 had been funded. The $75,000 contribution for fiscal year ended July 31, 2002 was made August 27, 2002.

     In connection with the settlement reached with the SEC on July 12, 2001, we agreed to indemnify the individual officers with respect to the civil penalties assessed against the individual officers on an after tax basis.

     There were no other transactions or series of transactions for the fiscal year ended July 31, 2002, nor are there any currently proposed transactions, or series of the same to which we are a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to us and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 2002, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met, except that Thomas V. Geimer, an officer and director of the Company, failed to file Form 4's in April, May and July 2002 to report four transactions in which Mr. Geimer purchased shares of the Company in the open market, which will be reported in an appropriate filing with the Securities and Exchange Commission. Also, David C. Wilhelm, a director of the Company, failed to file a Form 4 in January 2002, to report two transactions for the transfer of shares to an educational institution and a charitable organization, which will also be reported in an appropriate filing with the Securities and Exchange Commission.

                                  LEGAL MATTERS

     The Company is a party to certain legal proceedings, the outcome of which management believes will not have a significant impact upon the financial position of the Company. The Company is not able to predict the outcome of the pending legal matters described below with any degree of certainty, and there can be no assurance that the resolution of one or more of the cases described below may not have a material adverse effect on the Company.

Concluded Legal Matters
-----------------------

     On November 16, 1999, the United States Securities and Exchange Commission ("SEC") filed suit in the United States District Court for the District of Colorado against Accelr8 Technology Corporation, Thomas V. Geimer, Harry J. Fleury, and James Godkin, captioned Securities and Exchange Commission v. Accelr8 Technology Corporation, et al., Civil Action No. 99-D-2203. The SEC sought an injunction permanently restraining and enjoining each defendant from violating Section 10(b) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder; Section 13(a) of the Securities Exchange Act of 1934, and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, and, in addition, that Mr. Geimer and Mr. Godkin be enjoined from future violations of Section 13(b)(2) of the Securities Exchange Act of 1934, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder related to securities fraud, Section 13 of the Exchange Act and the rules thereunder related to reporting and record keeping. The SEC alleged that the Defendants made material misrepresentations of fact regarding the capability of certain of the Company's products, and the Company's financial condition, including its revenues and earnings. The SEC also alleged that Mr. Geimer and Mr. Godkin failed to implement, or circumvented, a system of internal accounting controls, falsified books and records, and made misrepresentations to the Company's accountants. On July 12, 2001, the Defendants, without admitting or denying the allegations of the Third Amended Complaint filed by the SEC, consented to the entry of Final Orders in which the court dismissed the securities fraud claims against all Defendants with prejudice, made no findings that any violation of law occurred, and enjoined the Defendants from future violations of Section 13 of the Exchange Act, and the regulations thereunder referred to above. In addition, Mr. Geimer paid a civil penalty of $65,000, Mr. Fleury paid a civil penalty of $20,000, and Mr. Godkin paid a civil penalty of $20,000. All costs, expenses, civil penalties, and liabilities incurred by the Defendants in defending and settling this matter were borne by the Company.

     On May 24, 2000, William Dews, an alleged shareholder of Accelr8, filed a derivative action on behalf of the Company, against Thomas Geimer, Alexander Arnold and David Wilhelm, captioned John William Dews v. Thomas V. Geimer, et al., Civil Action No. 00-CV-2785 (District Court, City and County of Denver, Colorado). That action alleged various breaches of fiduciary duty arising out of Accelr8's accounting and public reporting during 1997 through 1999. On January 4, 2002, the Court approved a settlement between the parties pursuant to which the complaint was dismissed without prejudice, with no payments to be made by or on behalf of the defendants.

     On July 14, 2000, the Agricultural Excess and Surplus Insurance Company ("AESIC"), which is the carrier of Accelr8's director and officer liability policy, filed in the United States District Court for the District of Colorado an action for a declaratory judgment seeking to rescind Accelr8's directors and officers liability policy, captioned Agricultural Excess and Surplus Insurance Company v. Accelr8 Technology Corporation, Civil Action No. 00-B-1417. That policy has a $1 million limit, with a $100,000 deductible. The Company and certain individuals made demand for coverage under that policy relating to third party claims involving the Company's accounting and public reporting from 1997 to 1999. AESIC alleged that it was fraudulently induced to enter into the contract of insurance through knowing material misrepresentations made by the Company in its Form 10-KSB filed with the SEC, concerning the capabilities of certain of the Company's products. The defendants answered the Complaint, in which they denied the claim for rescission, and filed a counterclaim seeking damages for the insurer's refusal to provide the benefits of insurance. Subsequent to July 31, 2002, the parties settled this lawsuit and AESIC paid $825,000 to the Company on November 5, 2002 in full satisfaction of all claims.

Pending Legal Matters
---------------------

     On May 4, 2000, Harley Meyer filed in the United States District Court for the District of Colorado a putative class action against Accelr8 Technology Corporation, Thomas V. Geimer and Harry J. Fleury. On June 2, 2000, Charles Germer filed in the United States District Court for the District of Colorado a putative class action against Accelr8 Technology Corporation, Thomas V. Geimer and Harry J. Fleury. On June 8, 2000, William Blais filed in the United States District Court for the District of Colorado a putative class action against Accelr8 Technology Corporation, Thomas V. Geimer and Harry J. Fleury. On June 20, 2000, Diana Wright filed in the United States District Court for the

District of Colorado a putative class action against Accelr8 Technology Corporation, Thomas V. Geimer and Harry J. Fleury. On August 14, 2000, Derrick Hongerholt filed in the United States District Court for the District of Colorado a shareholder derivative action against Thomas V. Geimer, David C. Wilhelm, A. Alexander Arnold III, Harry J. Fleury, James Godkin and Accelr8 Technology Corporation as a nominal defendant. These actions have been consolidated under the caption In re Accelr8 Technology Corporation Securities Litigation, Civil Action No. 00-K-938. On October 16, 2000, a Consolidated Amended Class Action Complaint was filed which added James Godkin as a defendant. The Consolidated Amended Complaint alleges violations of Section 10(b) of the Securities Exchange Act of 1934, and Rule 10b-5 thereunder, relating to the Company's accounting and public disclosure from October, 1997 to November, 1999. The Defendants have answered the Amended Complaint, in which they denied liability and raised affirmative defenses. On January 23, 2001, the Court granted the Plaintiff's Motion for Class Certification. The defendants have answered the Hongerholt derivative complaint, and have denied all claims.

     In connection with this proceeding, Accelr8's Board of Directors appointed David G. Palmer, Esquire, as independent counsel to serve as a Special Litigation Committee to investigate the claims and circumstances relating to the derivative action filed by Derrick Hongerholt and to determine whether the derivative action should be terminated. On September 10, 2002, the Special Litigation Counsel determined, after investigation, that the derivative claims were without factual merit, and should be dismissed.

     On October 30, 2002, the parties agreed to a settlement of the derivative action, under which that action will be dismissed with prejudice upon an exchange of releases, with no payments made by or on behalf of any of the Defendants. The joint motion for settlement filed with the Court on October 30, 2002, is subject to Court approval, and while the Company believes that approval is probable, there can be no assurance that the settlement will be approved. In the event that the settlement is not approved, and the litigation proceeds, the Company is bearing the costs of defense in accordance with indemnification agreements for all Defendants, which costs may be material to the Company. No claims are asserted against the Company in the derivative action.

     On October 30, 2002, the parties to the Class Action executed a Memorandum of Understanding setting out an agreement in principle to settle the Class Action against all parties. Under the contemplated settlement, the Company will contribute to a settlement fund $450,000, and 375,000 shares of Common Stock in the Company. The settlement fund will be distributed in a manner over which the Company has no control. This agreement in principle is subject to formal documentation and Court approval. Although the Company believes that it is probable that the parties will complete formal documentation of the settlement agreement, and that the settlement will be approved, there can be no assurance that completion of the settlement, and Court approval will occur. In the event that the settlement is not completed, the litigation will continue. While the Company believes it has substantial defenses to the Class Action claims, there is no assurance that the resolution of the Class Action will not have a material adverse effect on the Company.

                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

     Thomas V. Geimer, 55, has been the Chairman of the Board of Directors and a director of Accelr8 since 1987. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of our business strategy, day to day operations, accounting and finance functions. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm.

     David C. Wilhelm, 82, has been a director of the Company since June 1988. For the past 30 years, Mr. Wilhelm has been President of Wilhelm Co., an agribusiness company located in Denver, Colorado, which is principally engaged in the cattle feeding and commodity business. Since 1972, Mr. Wilhelm has been a director of Colorado National Bank located in Denver, Colorado. Mr. Wilhelm is a member of the International Executive Service Corp., and was formerly the Director of the Colorado Cattlemen's Association. Mr. Wilhelm received a Bachelor of Arts in American History from Yale University in 1942.

     Alexander Arnold III, 62, has served as a director of the Company since September 1992. For the past 25 years Mr. Arnold has served as a Managing Director of Trainer, Wortham & Co., Inc., a New York City-based investment counselor firm, which Mr. Arnold co-founded. Mr. Arnold received a Bachelor of Arts degree from Rollins College in 1964 and a Masters of Business Administration from Boston University in 1966.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                         AMENDMENT TO 1996 Non-Qualified
                                Stock Option Plan

     The Board of Directors have unanimously approved, subject to shareholder approval, amendments to the Company's 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") which would (i) give the Compensation Committee (the "Committee") the power to amend and alter the Non-Qualified Plan so long as the amendments do not affect any outstanding options; (ii) provide any shares cancelled, terminated, or expired pursuant to the Non-Qualified Plan be made available for purposes of the Non-Qualified Plan; (iii) provide that the cashless exercise provision of the Non-Qualified Plan be in the sole discretion of the Committee; and (iv) extend the termination date of the Non-Qualified Plan until December 12, 2012.

Summary of Non-Qualified Plan prior to Proposed Amendments

     On November 8, 1996, the Shareholders approved the Company's Non-Qualified Plan which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. The number of shares of the Company's Common Stock included in the Non-Qualified Plan may only be increased with the approval of the Company's shareholders. The purpose of the Non-Qualified Plan is to provide certain key employees, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company. These options are not incentive stock options within the meaning of
Section 422 of the Code.

     The Non-Qualified Plan is administered by the Committee who has discretionary authority to (a) determine the persons to whom options shall be granted, (b) determine the quantity of shares to be included in each option, (c) to interpret the Non-Qualified Plan, and (d) to promulgate such rules and regulations under the Non-Qualified Plan as they deem necessary and proper. The Committee may terminate the Non-Qualified Plan at any time. Any such termination shall not affect options already granted and such options remain in full force and effect as if the Non-Qualified Plan had not been terminated. The Non-Qualified Plan terminates, if not terminated earlier, on November 8, 2006.

     The option price for the Common Stock to be issued under the Non-Qualified Plan may be greater, less than or equal to the market value of the Common Stock at the date of grant in the discretion of the Committee. The number of shares optioned to a employee or director under the Non-Qualified Plan shall be exercisable in whole or in part at any time during the term of the option. An option may not be exercised for fractional shares of the Common Stock of the Company. An option may only be exercised when written notice of such exercise is presented to the Company at its principal business office by the person entitled to exercise the option and full payment for the shares with respect to which the person entitled to exercise has been received by the Company. The option price may be paid cash, cash equivalents or secured notes acceptable to the Committee.

     Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect tog the optioned shares notwithstanding the exercise of the option. An option may be exercised only by the optionee while he is, and has continually been an employee, independent contractor, technical advisor or director of the Company since the date of grant. Any options granted to an employee will terminate 90 days after his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options. No options granted under the Non-Qualified Plan may be transferred by the optionee other than by will or the laws of descent and distribution and each option must be exercisable, during the lifetime of the optionee, only by such optionee.

     As of July 31, 2002, 250,000 options, exercisable at $1.45 - $2.25 per share of Common Stock had been granted to the Company's Board members and certain consultants pursuant to the Non-Qualified Plan.

Summary of the Proposed Amendments to the Non-Qualified Plan

     The amendments to the Non-Qualified Plan approved by the Company's Board of Directors and being submitted for approval to the Company's stockholders are as follows:

     1. The Committee may at any time and from time to time alter, amend, suspend or terminate the Non-Qualified Plan in whole or in part, provided however, that (i) any amendment which must be approved by the stockholders of the Company to comply with applicable law, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and (ii) provisions of the Non-Qualified Plan which govern the amount, price or timing of the award of an option shall not be amended more than once every six months. No amendment or termination shall, without the written consent of the holder of a stock option therefore awarded under the Non-Qualified Plan, adversely affect the rights of such holder with respect thereto.

     2. If any stock option granted under the Non-Qualified Plan is cancelled by mutual consent or that terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall be made available for purposes of the Plan.

     3. The option price may be paid in the discretion of the Committee in any combination of the following: cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to the an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the option price. The surrender of shares of Common Stock method of payment may only be used if the shares of Common Stock have been held by the optionee for at least six months, unless the Committee in its discretion permits the use of shares held less than six months. The method of payment of the exercise price of the option shall be in the sole discretion of the Committee.

     4. The Non-Qualified Plan termination date shall be extend until December 12, 2012, unless sooner terminated.

A copy of the amended Non-Qualified Plan is attached hereto as Exhibit A.

     Board Recommendation

     The Board recommends a vote FOR the approval of the amendments to the 1996 Non-Qualified Stock Plan.

                                   PROPOSAL 3

                           AMENDMENT TO 1996 INCENTIVE
                                Stock Option Plan

     The Board of Directors have unanimously approved, subject to shareholder approval, amendments to the Company's 1996 Incentive Stock Option Plan (the "Incentive Plan") which would (i) give the Committee the power to amend and alter the Incentive Plan so long as the amendments do not affect any outstanding options; (ii) provide any shares cancelled, terminated, or expired pursuant to the Incentive Plan be made available for purposes of the Incentive Plan; (iii) provide that the cashless exercise provision of the Incentive Plan be in the sole discretion of the Committee; and (iv) extend the expiration date of the Incentive Plan until December 12, 2012.

Summary of Non-Qualified Plan prior to Proposed Amendments

     On November 8, 1996, the Shareholders approved the Company's Incentive Stock Option Plan (the "Incentive Plan"). The Incentive Plan provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock. The number of shares of the Company's Common Stock included in the Incentive Plan may only be increased with the approval of the Company's shareholders. The purpose of the Incentive Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company. The Incentive Plan provides for the granting to management and employees of "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986 (the "Code").

     The Incentive Plan is administered by the Committee who has discretionary authority to (a) determine the persons to whom options shall be granted, (b) determine the quantity of shares to be included in each option, (c) to interpret the Incentive Plan, and (d) to promulgate such rules and regulations under the Incentive Plan as they deem necessary and proper. The Committee may terminate the Incentive Plan at any time. Any such termination shall not affect options already granted and such options remain in full force and effect as if the Incentive Plan had not been terminated. The Incentive Plan terminates upon the merger or consolidation if the Company is not the surviving entity, the dissolution or liquidation of the Company, the appointment of a trustee if a petition has been filed for the Company's liquidation, the filing of a petition for bankruptcy, or the sale, lease or exchange of all or substantially all of the assets or business of the Company. The Incentive Plan terminates, if not terminated earlier, on November 8, 2006.

     The exercise price of all incentive stock options granted under the Incentive Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Incentive Plan. The exercise price may be paid in cash or (if the Incentive Plan shall meet the requirements of rules adopted under the Securities Exchange Act of 1934) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant. The aggregate fair market value of stock subject to an option granted to an optionee under the Incentive Plan in any calendar year shall not exceed $100,000. The number of shares optioned to a employee or director under the Incentive Plan shall be exercisable in whole or in part at any time during the term of the option. An option may not be exercised for fractional shares of the Common Stock of the Company. An option may only be exercised when written notices of such exercise is presented to the Secretary of the Company at its principal business office and full payment for the shares with respect to which the person entitled to exercise the option has been received by the Company. The option price may be paid cash, cash equivalents or secured notes acceptable to the Committee.

     Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect tog the optioned shares notwithstanding the exercise of the option. No options granted under the Incentive Plan may be transferred by the optionee other than by will or the laws of descent and distribution and each option must be exercisable, during the lifetime of the optionee, only by such optionee. Any options granted to an employee terminates 90 days after his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options.

     As of July 31, 2002, a total of 497,000 options exercisable at $1.45 to $4.00 per share of Common Stock had been granted to employees pursuant to the Incentive Plan.

Summary of the Proposed Amendments to the Incentive Plan

     The amendments to the Incentive Plan approved by the Company's Board of Directors and being submitted for approval to the Company's stockholders are as follows:

     1. The Committee may at any time and from time to time alter, amend, suspend or terminate the Incentive Plan in whole or in part, provided however, that (i) any amendment which must be approved by the stockholders of the Company to comply with applicable law, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and (ii) provisions of the Incentive Plan which govern the amount, price or timing of the award of an option shall not be amended more than once every six months. No amendment or termination shall, without the written consent of the holder of a stock option therefore awarded under the Incentive Plan, adversely affect the rights of such holder with respect thereto.

     2. If any option granted under the Incentive Plan is cancelled by mutual consent or that terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be made available for purposes of the Incentive Plan.

     3. The option price may be paid in the discretion of the Committee in any combination of the following: cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to the an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the option price. The surrender of shares of Common Stock method of payment may only be used if the shares of Common Stock have been held by the optionee for at least six months, unless the Committee in its discretion permits the use of shares held less than six months. The method of payment of the exercise price of the option shall be in the sole discretion of the Committee.

     4. The Incentive Plan termination date shall be extend until December 12, 2012, unless sooner terminated.

A copy of the amended Incentive Plan is attached hereto as Exhibit B.

     Board Recommendation

     The Board recommends a vote FOR the approval of the amendments to the Incentive Plan.

                                   PROPOSAL 4

                          RATIFICATION OF SELECTION OF
                    ANTON COLLINS MITCHELL LLP AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     On August 28, 2002, the Company's independent public accountants, Levine, Hughes & Mithuen, Inc. (" LH&M"), resigned. LH&M advised the Company that it was resigning as the Company's independent public accountants as a result of a decision by LH&M's management to limit their involvement with the audit of public companies filing periodic reports under the Securities Exchange Act of 1934, as amended.

     The reports by LH&M on the Company's financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the preceding two fiscal years and through August 28, 2002, there were no disagreements between the Company and LH&M on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to LH&M's satisfaction, would have caused LH&M to make reference to the subject matter of the disagreements in connection with LH&M's reports on the Company's financial statements.

     During the preceding two fiscal years and through August 28, 2002, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

     Pursuant to Item 304(a)(3), on August 29, 2002, LH&M furnished the Company a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Company in response to Item 304(a). A copy of the LH&M letter was included on the Form 8-K filed on August 29, 2002 and is incorporated herein by reference.

     On August 29, 2002, the Company engaged Anton Collins Mitchell LLP, an independent member of the BDO Seidman Alliance, as the new independent public accountants.

     The Board of Directors has selected Anton Collins Mitchell LLP as independent public accountants of the Company for the fiscal year ending July 31, 2003, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders.

Fees Paid to the Independent Auditors

Audit Fees

     The aggregate fees billed by Anton Collins Mitchell LLP for professional services rendered for the audit of the company's annual consolidated financial statements for the year ended July 31, 2002 was approximately $30,000. LH&M aggregate fees billed for professional services for the reviews of the unaudited interim financial statements included in the company's Form 10-QSB's for the year ended July 31, 2002 were $ 4,800. (Anton Collins Mitchell LLP and LH&M professional services collectively referred to as "Audit Services").

Financial Information Systems Design and Implementation Fees

     Anton Collins Mitchell LLP and LH&M did not perform any professional services with respect to financial information systems design and implementation for the year ended July 31, 2002 ("Technology Services").

All Other Fees

     Anton Collins Mitchell LLP and LH&M did not perform any professional services other than Audit Services for the year ended July 31, 2002.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Anton Collins Mitchell LLP as independent public accountants of the Company for the fiscal year ending July 31, 2003.

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholder Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 2003 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 303 East Seventeenth Avenue, Suite 108, Denver, Colorado 80203, Attention: Secretary, not later than July 9, 2003.


                                         By Order of the Board of Directors


                                         /s/ Thomas V. Geimer
                                         --------------------
                                         Thomas V. Geimer,
                                         Chairman of the Board

                                    EXHIBIT A

                         ACCELR8 TECHNOLOGY CORPORATION

                     AMENDED NON-QUALIFIED STOCK OPTION PLAN

                                December 12, 2002

     1. Purpose. The purpose of the Accelr8 Technology Corporation Non-Qualified Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Accelr8 Technology Corporation (herein called the "Company") and its subsidiaries by permitting the Company to grant options to purchase shares of its Common Stock ("Options"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, technical advisors and directors of the Company with an additional incentive to contribute to the success of the Company.

     2. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, options (the "Options" or, individually, an "Option") to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired. The Options shall be substantially in form and substance as set forth in Exhibit A.

     4. Stock to be Optioned. Subject to the provisions of Section 10, the maximum number of shares which may be optioned and sold under the Plan is Three Hundred Thousand (300,000) shares of no par value authorized, but unissued, or reacquired Common Stock of the Company; provided that three hundred thousand shares shall be the number of shares available for issuance under this Plan either after the Effective Date of the Reverse Stock Split which is contemplated in connection with the Company's proposed public offering or if the Reverse Stock Split is abandoned by the Board.

     5. Term. The Plan shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 9.

     6. Option Price. The option price for the Common Stock to be issued under the Plan may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee.

     7. Exercise of Option.

          (a) The number of shares optioned to an employee or director shall be exercisable in whole or in part at any time during the term of the Option. An Option may not be exercised for fractional shares of the stock of the Company.

          In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this Section 7(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

          (b) An Option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The option price may be paid in the sole discretion of the Committee in any combination of the following: cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to the an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the option price. The surrender of shares of Common Stock method of payment may only be used if the shares of Common Stock have been held by the optionee for at least six months, unless the Committee in its discretion permits the use of shares held less than six months. The method of payment of the exercise price of the option shall be in the sole discretion of the Committee. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 10.

          (c) An Option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

          (d) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

          (e) Any option granted under the Plan cancelled by mutual consent or that terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be made available for purposes of the Plan.

     8. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     9. Amendment or Termination of the Plan. The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided however, that (i) any amendment which must be approved by the stockholders of the Company to comply with applicable law, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and (ii) provisions of the Plan which govern the amount, price or timing of the award of an option shall not be amended more than once every six months. No amendment or termination shall, without the written consent of the holder of a stock option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     10. Adjustments Upon Changes In Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 10.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company' Common Stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

     13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any government agency.

     14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Common Stock covered by an Option under the federal securities law or any state securities law, and both the Options and all Common Stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     15. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

     16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     17. Definitions. As used herein, the following definitions shall apply:

          (a) "Common Stock" shall mean Common Stock, no par value of the Company.

          (b) "Continuous Employment" shall mean employment without interruption, by any one or more of the Company, its parent, its subsidiaries and its successor companies. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or among the Company, its parent, its subsidiaries or its successor companies.

          (c) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Option" shall mean a stock option granted pursuant to the Plan.

          (e) "Parent" shall mean a "parent corporation" as defined in Section 425(e) and (g) of the Internal Revenue Code.

          (f) "Plan" shall mean the Nonstatutory Stock Option Plan of the
     Company.

          (g) "Shareholders" shall mean the holders of outstanding shares of the Company's Common Stock.

          (h) "Subsidiary" shall mean a "subsidiary corporation" as defined in
     Section 425(f) and (g) of the Internal Revenue Code.

          (i) "Successor Company" means any company which acquires all or substantially all of the stock or assets of the Company.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 30th day of October, 2002.


                                           ACCELR8 TECHNOLOGY CORPORATION
                                           (The "Company")



                                           By:
                                           --------------------------------
                                           Harry J. Fleury, President

ATTEST:



------------------------------------
Thomas V. Geimer. Secretary

     The Shareholders approved this Plan on ________________, 2002.

                                    EXHIBIT B

                         ACCELR8 TECHNOLOGY CORPORATION

                       AMENDED INCENTIVE STOCK OPTION PLAN

                                December 12, 2002

     1. Purpose of the Plan. The Accelr8 Technology Corporation Incentive Stock Option Plan (the "Plan") is intended to provide additional incentive to key employees of Accelr8 Technology Corporation (the "Company") and encourage their stock ownership.

     2. Eligible Employees. All officers and employees of the Company shall be eligible to participate in the Plan.

     3. Reservation of Option Stock. The Board of Directors of the Company (the "Board") shall reserve seven hundred thousand (700,000) of the authorized but unissued shares of the Company's no par value common stock (the "Common Stock") for issuance upon the exercise of the options (the "Option Stock"). Such number of shares shall be the aggregate number of shares which may be issued under Options granted pursuant to this Plan; provided that seven hundred thousand shares shall be the number of shares available for issuance under this Plan either after the Effective Date of the Reverse Stock Split which is contemplated in connection with the Company's proposed public offering or if the Reverse Stock Split is abandoned by the Board.

     4. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     5. Options. Upon the terms and conditions hereinafter set forth, the Committee may grant on behalf of the Company options (the "Options" or, individually, an "Option") to purchase shares of Common Stock to eligible employees (the "Optionees" or, individually, the "Optionee"). The Options shall be substantially in form and substance as set forth in Exhibit A.

     6. Exercise Price. The exercise price of each Option shall be not less than the fair market value of the Common Stock on the date of grant; provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant, the exercise price of each Option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Fair market value for purposes of this
Section 6 shall be defined as the closing bid price on the date of grant, or if there was no trading on the date of grant, then the closing bid price on the last trading date prior to the date of grant, or, if none, then the price of the last sale of stock, or as determined by the Committee.

     7. Terms of Options. The term of an Option shall be for a period of no more than ten (10) years from the date of grant of such Option, provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant the term of an Option shall be for a period of no more than five (5) years from the date of grant of such Option. Any option granted under the Plan cancelled by mutual consent or that terminates or expires for any reason without having been exercised in full shall be made available for purposes of the Plan.

     8. Exercise of Options. Subject to Section 14 hereof, an Option shall be exercisable in whole or in part by written notice delivered to and received by the Secretary of the Company at its principal office, any time during the term of the Option. In no case, however, may an Option under this Plan be exercised if there remains on the date of exercise an incentive stock option which was granted before the granting of such Option to such Optionee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

     The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The option price may be paid in the sole discretion of the Committee in any combination of the following: cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to the an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the option price. The surrender of shares of Common Stock method of payment may only be used if the shares of Common Stock have been held by the optionee for at least six months, unless the Committee in its discretion permits the use of shares held less than six months. The method of payment of the exercise price of the option shall be in the sole discretion of the Committee.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization or liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this
Section 8, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     The Option shall not be exercised at any time when its exercise, or the delivery of shares referred to in the notice, would, in the opinion of the Company, constitute the violation of any law, governmental regulation or ruling. During the Optionee's lifetime, the Option shall be exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his guardian or other legal representative.

     9. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Option Stock under the federal securities law or any state securities law and both the Options and all Option Stock shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     10. Assignment or Transfer. No Option may be assigned or transferred other than by will or under the laws of descent and distribution, and no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. In the event of the death of an Optionee, his Option may be exercised during its term by the person designated in the will of the Optionee, or, if no testamentary disposition was made, by the legal representative of the Optionee, within one (1) year following his death; provided, however, such Option shall only be exercisable if it was exercisable according to the terms hereof on the date of the Optionee's death. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of Option Stock covered by an Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Adjustment for Changes in Capital Structure. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization, merger, consolidation or reorganization, the number of shares covered by the Options granted pursuant to this Plan shall be appropriately adjusted by the Committee, whose determination shall be final.

     13. Employment of Optionee. Except as otherwise provided in this Agreement, the Optionee may not exercise any Option unless the Optionee has been continuously employed with the Company, a parent or subsidiary, from the date of grant to and including the later of the date of exercise or three months following the termination of the employee's employment.

     The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment contract now or hereafter existing with any Optionee.

     14. Amendment and Termination.

     The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided however, that (i) any amendment which must be approved by the stockholders of the Company to comply with applicable law, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law and, (ii) provisions of the Plan which govern the amount, price or timing of the award of an option shall not be amended more than once every six months. No amendment or termination shall, without the written consent of the holder of a stock option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     The Plan may be terminated at any time by action of the Committee, but in all events this Plan shall terminate ten (10) years from the date of its approval by the shareholders of the Company, or from its adoption by the Board, whichever is earlier, and no Options shall be granted under the Plan after such termination, although Options granted prior to such termination may continue to be exercised after such date in accordance with the terms hereof. The Plan shall also terminate upon (a) the merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation,
(b) the dissolution or liquidation of the Company, (c) the appointment of a receiver for all, or substantially all, of the assets or business of the Company, (d) the appointment of a trustee for the Company after a petition has been filed for the Company's liquidation under applicable statutes, (e) the filing of a petition in bankruptcy on behalf of the Company under applicable statutes, or (f) the sale, lease or exchange of all, or substantially all, of the assets or business of the Company. The Company shall notify an Optionee in writing thirty (30) days prior to the happening of any of the events described in clauses (a) through (f) of the preceding sentence.

     15. Limitation. The aggregate fair market value (determined on the date the Option is granted) of stock subject to an Option granted to an Optionee in any calendar year shall not exceed $100,000.

     16. Amendment. No material change or modification of this Plan shall be valid unless in writing and approved by the Committee, the Company's shareholders and each Optionee affected by such change.

     17. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Board of Directors has adopted this amended Plan this 30th day of October, 2002.


                                        ACCELR8 TECHNOLOGY CORPORATION
                                        (The "Company")



                                        By:
                                        --------------------------------
                                        Harry J. Fleury, President

ATTEST:



------------------------------------
Thomas V. Geimer. Secretary


The Shareholders approved this Plan on ____________, 2002.

                         ACCELR8 TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 12, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 6, 2002, and hereby appoints Thomas V. Geimer and Henry F. Schlueter, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of each of the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Thomas V. Geimer
          FOR  /___/                AGAINST  /___/       ABSTAIN  /___/

          David C. Wilhelm

          FOR  /___/                AGAINST  /___/       ABSTAIN  /___/

          A. Alexander Arnold III

          FOR  /___/                AGAINST  /___/       ABSTAIN  /___/

     2. Approval of amendments to the Company's 1996 Non-Qualifed Stock Option Plan.

          FOR  /___/                AGAINST  /___/       ABSTAIN  /___/

     3    Approval of amendments to the Company's 1996 Incentive Stock Option
          Plan.

          FOR  /___/                AGAINST  /___/       ABSTAIN  /___/

     4 Ratification of the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2003.

          FOR  /___/                AGAINST  /___/       ABSTAIN  /___/

     5. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors, FOR the proposal to amend the 1996 Non-Qualified Stock Option Plan, FOR the proposal to amend the 1996 Incentive Stock Plan, and FOR the proposal to ratify the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2003.

Dated:________________________, 2002        ____________________________________

                                            ____________________________________


   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS NAME APPEARS ON THE LABEL ATTACHED TO THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY,
  EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS IT
   APPEARS HEREON. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER AND AFFIX CORPORATE SEAL. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON. NO POSTAGE IS REQUIRED IF RETURNED
           IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.